76


                            COGNOVIT PROMISSORY NOTE
                 (RENEWAL CONSOLIDATING BALANCE REVOLVING LINE)


$35,000,000.00                                      Effective September 30, 1997
                                                                  Columbus, Ohio



     FOR VALUE RECEIVED, the undersigned promise to pay to the order of THE PROVIDENT BANK, a state banking corporation ("Bank" which term shall include subsequent holders hereof), with a place of business at 10 West Broad Street, Columbus, Ohio, or at such other place as the Bank may, from time to time, designate in writing, the principal sum of Thirty-Five Million and 00/100 Dollars ($35,000,000.00), or so much thereof as may be advanced to the undersigned in accordance with the terms of this Note and subject to that certain Amended and Restated Loan and Security Agreement among the undersigned, others and the Bank as of September 30, 1997, as from time to time amended (the "Loan Agreement"), together with interest on the unpaid principal balance from the date the funds are advanced under this Note, until paid, at the rate and in the manner set forth below.

     This Note is a revolving credit subject to the terms of this paragraph. Subject to the conditions and limitations hereof and of the Loan Agreement and prior to March 30, 2000, the undersigned may borrow and reborrow from the Bank and the Bank may lend and relend to the undersigned such amounts not to exceed an aggregate unpaid principal amount outstanding at any time of $35,000,000.00 as the undersigned may at any time and from time to time request upon satisfactory notice to the Bank in compliance with the Loan Agreement.

INTEREST
--------

     Commencing on the date of the first advance of funds under this Note and excluding any Term Out Indebtedness as hereinafter defined, interest hereon shall be payable at the rate of one percent (1%) per annum below the "prime rate" of interest, as hereinafter defined, from time to time in effect. The rate of interest shall be adjusted upward or downward without notice immediately upon any change in the prime rate.

     Interest shall be computed at all times on the basis of a three hundred sixty (360) day year and the actual number of days elapsed. Any reference in this Note to the "prime rate" of interest is hereby defined to mean that interest charged by The Provident Bank from time to time as its prime rate whether or not it is publicly announced, and which provides a base to which loan rates may be referenced. The prime rate may not be the lowest interest rate The Provident Bank charges for commercial or other extensions of credit.

     At the election(s) of the undersigned from time to time, upon seven days prior written notice to the Bank, all of any portion of the principal balance of this Note may be termed out over a sixty month period (in each case, the "Term Out Indebtedness"). Commencing on the first day of the first calendar month following the date upon which the undersigned gives notice of the amount of the Term Out Indebtedness (the "Term Out Rate Change Date"), the yearly interest on the Term Out Indebtedness shall be payable at the rate of two percent (2%) per annum, rounded up to the nearest one eighth of one percent (1/8%), above the weekly average yield (expressed as a percent per annum) for United states Treasury Securities adjusted to constant maturities of five (5) years as published by the Federal Reserve Board in its statistical release of selected interest rates number H.15(519) for the most recent published average weekly yield prior to the Term Out Rate Change Date, which shall be the interest rate on the Term Out Indebtedness until this Note is paid in full. Any remaining principal balance not included in the Term Out Indebtedness shall continue to bear interest at a fluctuating interest rate as provided herein.

     Upon the occurrence of any default under the terms and conditions of this Note, any and all funds due and owing to the Bank, whether before or after any acceleration of the amount due to the Bank, shall bear interest at the default rate per annum of Prime, as determined by the Bank, plus two percent.

         TERM
         ----

     The entire unpaid principal balance, excluding any Term Out Indebtedness, together with accrued and unpaid interest thereon, and all other obligations hereunder, if not sooner paid shall be due and payable on September 30, 2000 ("Maturity Date"), provided however on September 15 of each year commencing September 15, 1998, the Bank shall review this credit and give written notice to the undersigned in the event the Bank elects to extend the Maturity Date by an additional Twelve (12) months.

     The entire unpaid principal balance of any Term Out Indebtedness, together with accrued and unpaid interest thereon, if not sooner paid, shall be due and payable on a date which is Sixty (60) months after the first day of the first month following the Term Out Rate Change Date (the "Term Out Maturity Date").

         PAYMENTS
         --------

     Interest  only  shall  be  payable  in  consecutive  monthly   installments
beginning November 1, 1997, and continuing on the first day of each month thereafter.

     On the first day of the first month following any Term Out Rate Change Date (the "Commencement of Amortization Date") principal and interest on such Term Out Indebtedness shall be payable in consecutive monthly installments in an amount equal to the sum of (i) accrued interest on account of such Term Out Indebtedness for the immediately preceding month, plus (ii) one sixtieth (1/60th) of the original principal amount of such Term Out Indebtedness or, at Borrower's option level payments of principal and interest combined. Monthly installments as provided in this paragraph shall commence on the Commencement to Amortization Date and shall continue on the first day of each month thereafter until the entire Term Out Indebtedness evidenced by this Note is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable in full on the Maturity Date.

     If any payment of principal or interest is specified to be made on a day on which commercial banks in Columbus, Ohio are authorized by law to close, it shall be made on the next succeeding day which constitutes a regular business day for commercial banks in Columbus, Ohio, and any such extension of time shall in all cases be included when computing interest.

         PURPOSE
         -------

     The use of the indebtedness evidenced by this Note is limited to debt to subsection 2.2 use of proceeds as stated in the Amended and Restated Loan and Security Agreement dated September 30, 1997.

         DEFAULT RATE
         ------------

     If any payment under this Note is not received by the Bank on or before the date the installment is due or if the undersigned shall otherwise be in default in the performance of its obligations hereunder or under the Loan Agreement, the undersigned shall pay to the Bank a default rate of .01% of the unpaid principal balance of this Note at the time of such delinquency for each such delinquency to cover the extra expense incident to handling delinquent accounts, or, at the option of Bank, interest on the dollar amount of any unpaid amounts so long as they remain past due and payable at a rate which is three (3) percentage points greater than the rate which would otherwise be in effect (the "Default Rate"). The Bank may charge interest at the rate provided herein on all interest and dollar amounts owing hereunder which are not paid when due.

ACCELERATION
------------

     If any payment under this Note is not received by the Bank on or before the date when due, or should default be made in the performance or observance of any of the covenants and agreements of the Loan Documents, and said default is not cured within any applicable cure period, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the Bank. The Bank may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. Reference is made to the Amended and Restated Loan and Security Agreement for rights as to acceleration of the indebtedness evidenced by this Note.

ADDITIONAL REMEDIES
-------------------

     In the event of any default hereunder, the Bank shall be entitled to recover judgment against the undersigned for the amount due under this Note, either before or after or during the pendency of any proceeding for the enforcement of any security for this Note, and, in the event of realization of any funds from any security and application thereof to the payment of the amount due under this Note, the Bank shall be entitled to enforce payment of and recover judgment for all amounts then remaining due and unpaid upon the Note, whether for principal, interest or premium. The Bank may proceed to protect and enforce its rights by suit in equity, action at law and/or by any other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note, in aid of the exercise of any power granted in this Note, or may proceed to enforce payment of this Note, or to enforce any other legal or equitable right.

REMEDIES SEPARATE
-----------------

     The Bank may pursue any rights or remedies as the bank under this Note or under any of the Amended and Restated Loan and Security Agreement dated September 30, 1997 independently or concurrently. All rights, remedies, or powers herein conferred upon the Bank shall, to the extent not prohibited by law, be deemed cumulative and not exclusive of any other thereof, or of any other rights, remedies or power available to the Bank. No delay or omission of the Bank to exercise any right, remedy or power shall impair the same or be construed to be a waiver of any default or an acquiescence thereto. No waiver of any default shall extent to or affect any subsequent default nor shall it impair any rights, remedies or power available to the Bank. No single or partial exercise of any right, remedy or power shall preclude other or further exercise thereof by the Bank.

WAIVER OF PRESENTMENT, ETC.
---------------------------

     The undersigned, together with all sureties, endorsers, and guarantors of the Note hereby:

          (a) except as expressly provided herein, waive demand, presentment for payment, notice of nonpayment, protest, and all other notices, filing of suit or diligence in collecting this Note, and enforcing any of the security rights of or in proceeding against any of the Property;

          (b) agree that the Bank shall not be required first to institute any suit, or to exhaust its remedies against the undersigned or any other person or party in order to enforce payment of this Note;

          (c) consent to any extension, renewal or postponement of time of payment of this Note; and

          (d) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such person expressly released in writing by the Bank, they each shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

COST OF COLLECTION
------------------

     The undersigned hereby unconditionally agree to pay the cost of collection of this Note, including, but not limited to, reasonable attorney fees incurred by the Bank.

USURY
-----

     It is the intention of the Bank, which is signified by acceptance of this Note, that this Note shall comply with the usury laws applicable under the laws of the State of Ohio now or hereafter in effect. Accordingly, to the extent that any rate of interest stated in this Note exceeds the maximum rate of interest which may be charged on loans of the type and nature evidenced by this Note under the laws of the State of Ohio, then said interest shall be abated and reduced to the extent necessary to conform with the maximum permissible rate.

GOVERNING LAW
-------------

     This Note shall be governed by and construed under the laws of the State of Ohio.

CONFESSION OF JUDGMENT
----------------------

     With full knowledge of all constitutional rights, if any payment under this
Note is not received by the Bank on or before the date when due, or should default be made in the performance or observance of the covenants and agreements of the Loan Documents securing this Note, after any applicable notice or period of grace, the undersigned hereby authorize and empower any attorney of any court of record within the United States of America or elsewhere to appear for the undersigned and, with or without complaint filed, confess judgment or a series of judgments against the undersigned in favor of the Bank as of any time, present or future, for the then due and unpaid balance or balances of the principal, interest, late charges and collection expenses evidence by this Note, or any part thereof, together with the costs of the suit, and to waive and release all errors in said proceedings and petitions in error and the right to appeal from the judgment rendered, on which judgment or judgments one or more executions may issue forthwith; and for so doing this Note or a copy hereof verified by affidavit shall be a sufficient warrant. The foregoing warrant of attorney shall survive any judgment rendered pursuant to this Note, and if any such judgment be vacated for any reason, the Bank nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The foregoing warrant of attorney may be exercised, and judgment may be taken thereby as many times as the Bank may determine in its sole discretion and may be exercised separately with respect to each payment and other obligation evidenced by this Note or from time to time with respect to such payments and obligations evidenced by this Note, as the Bank may determine in its sole discretion.

     THE UNDERSIGNED HEREBY, AND ANY HOLDER HEREOF BY ITS ACCEPTANCE HEREOF, EACH WAIVES THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS PROMISSORY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY THE COURTS; FURTHER THE UNDERSIGNED HEREBY CONSENT AND SUBJECT THEMSELVES TO THE JURISDICTION OF COURTS OF THE STATE OF OHIO AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE VENUE OF SUCH COURTS IN FRANKLIN COUNTY.


                                            SIGNED AND ACKNOWLEDGED:

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal Realty Services, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                    Cardinal Apartment Management Group, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP VIII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP X Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal Apartment Services, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                     Cardinal Industries Development Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                  Cardinal Ancillary Insurance Agency, Inc., an Ohio Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                      Cardinal Ancillary Insurance Agency, Inc.,
                                            A Delaware Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

               Cardinal Industries of Florida Services Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                             Cardinal Industries of Georgia Services Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal Industries of Texas, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                        Cardinal Industries Services Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal Realty Company


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                           Cardinal Regulatory of Kentucky, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                      Cardinal Regulatory of West Virginia, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            CII of Pennsylvania, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            R/E Management Services, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                          Walker Place Limited Liability Company


                                          By: /s/ John B. Bartling
                                                --------------------
                                                  John B. Bartling,
                                          Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Lexford Properties of Colorado, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Lexford Northwest, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XIII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XIV Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XV Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XVI Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XVII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XVIII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

Cardinal LP XIX Corporation, fka Cardinal GP XIX Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Premiere Management Company, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Leaf Asset Management, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Lexford Properties, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer


                                 Page 21 of 21